Exhibit 99.1 Associated Banc-Corp Investor Presentation 2019 Brookfield Office (Milwaukee MSA) – Opened October 2017 FOURTH QUARTER

FORWARD-LOOKING STATEMENTS Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target," “outlook” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. These forward-looking statements include: management plans relating to the proposed acquisition of First Staunton Bancshares, Inc. (“proposed transaction”); the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain any required regulatory approvals; any statements of the plans and objectives of management for future operations, products or services; any statements of expectation or belief; projections related to certain financial results or other benefits of the proposed transaction; and any statements of assumptions underlying any of the foregoing. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings, and such factors are incorporated herein by reference. Additional factors which may cause actual results of the proposed transaction to differ materially from those contained in forward-looking statements are the possibility that expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; the proposed transaction may not be timely completed, if at all; that required regulatory approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of shareholders, customers, employees or other constituents to the proposed transaction; and diversion of management time on acquisition-related matters. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. 1

OUR FRANCHISE

Third Quarter 2019[1]

$33 billion of assets

$23 billion of loans

$4 billion of equity

$24 billion of deposits

3Q 2019 Average Loans by Business Segment



53%
Corporate and Commercial Specialty
44%
Community, Consumer, and Business
2% Other

Affinity Programs

~40%
of checking accounts are affinity related[5]



Brewers
MILWAUKEE FILM
GO RED!
WILD

Highlights and Accomplishments

- Largest bank headquartered in Wisconsin[2]
- Approximately 4,800 employees, servicing 1.3 million customer accounts in 8 states and over 120 communities[1]
- Wisconsin's #1 Mortgage Lender[3]
- Top 40 U.S. insurance brokerage firm[4]



Branch Footprint
Commercial Financial Services
MN
WI
MI
IL
IN
OH
MO
TX
150
YEARS

[1]As of September 30, 2019.
[2]Based on assets, as of September 30, 2019.
[3]The Wisconsin's #1 Mortgage Lender designation is based on originated, closed-end mortgage loan count, gathered from the Home Mortgage Disclosure Act data compiled annually by the Consumer Financial Protection Bureau. The results of the data were obtained through the Consumer Financial Protection Bureau Mortgage Database (HMDA), August 2019.
[4]Business Insurance magazine, July 2019. Rankings based on 2018 brokerage revenue gathered by U.S. based clients.
[5]Affinity checking accounts as a percentage of total checking accounts, as of September 30, 2019.

2

ATTRACTIVE MIDWEST MARKETS

Large Population Base With a Manufacturing and Wholesale Trade-Centric Economy

Midwest holds ~20% of the U.S. population[1] and nearly 30% of all U.S. manufacturing jobs[2]



U.S. Manufacturing Jobs
Midwest ~30%
All other regions ~70%

Manufacturing Focus Well-Suited for Our Midwest Location

ASB C&BL Loans by Industry



Manufacturing & Wholesale Trade 21%

Total ASB Loans by Geography



Midwest 78%
Other[3] 22%

Supporting Strong Employment Base and Healthy Consumer Credit

Several Midwestern states have unemployment rates[4] well below the national average:



2.5%
3.1%
3.2%
3.2%
3.2%
3.5%
3.9%
4.2%
4.2%
IA
MO
WI
MN
IN
U.S.
IL
OH
MI

Dark green bars denote ASB branch states

Select ASB Metro Market Unemployment Rates[5]

Madison, WI..........................	**2.4%**
Sheboygan, WI..........................	**2.5%**
Appleton, WI..........................	**2.8%**
Green Bay, WI..........................	**3.0%**
Minneapolis – St. Paul, MN.......	**3.0%**

[1]U.S. Census Bureau, Annual Estimates of the Resident Population for the United States, Regions, States, and Puerto Rico: April 1, 2010 to July 1, 2018.
[2]U.S. Bureau of Labor Statistics, Manufacturing Industry Employees, seasonally adjusted, July 2019 (preliminary).
[3]Other category includes 5% in TX; the majority of these loans were booked by our Loan Production Office located in Houston.
[4]U.S. Bureau of Labor Statistics, State Employment and Unemployment, seasonally adjusted, September 2019 (preliminary).
[5]U.S. Bureau of Labor Statistics, Civilian labor force and unemployment by metropolitan area, seasonally adjusted, August 2019.

3

ACTIVELY POSITIONING FOR LOWER RATES

With expectations of lower interest rates, we are reducing wholesale funding and liquidity positions to defend net interest margin

	Second Quarter Actions[1]		*Third Quarter Actions*[1]		*Fourth Quarter Actions*[1]	
Reducing Higher Cost Funding	▪ Reduced network transaction deposits	~$400 million	▪ Reduced network transaction deposits	~$270 million	▪ Reducing network transaction deposits	~$200 million
	▪ Reduced CDs	~$380 million	▪ Reduced CDs	~$450 million	▪ Redeemed 2.750% Senior Notes	$250 million
	▪ Reduced wholesale borrowing	~$250 million				
Reducing Prepayment Risk	▪ Reduced mortgage securities	~$570 million	▪ Reduced mortgage securities	~$310 million	▪ Reducing mortgage securities	~$180 million
	▪ Reduced resi. mortgage portfolio	~$50 million	▪ Reduced resi. mortgage porfolio[2]	~$320 million		
Adding Duration	▪ Added longer duration municipal securities[3]	~$100 million	▪ Replaced short duration municipal securities with longer duration municipal securities	~$150 million	▪ Adding longer duration municipal securities	~$100 million

[1]Except where noted, figures based on change from period beginning to period end.
[2]Including impact of the sale of ~$240 million prepayment-sensitive residential mortgages.
[3]Average balance increase from 1Q19 to 2Q19.

4

LOAN TRENDS Approximately $240 million of portfolio mortgages sold in 3Q 2019 for CECL and interest rate risk mitigation Average Quarterly Loans Average Loan Growth (2Q19 to 3Q19) ($ in billions) 3Q15 – 3Q19 ($ in millions) CAGR $23.0 $23.3 Real estate construction $65 $20.9 $20.1 Mortgage warehouse $33 $18.5 $7.9 $8.5 5% Home equity & other consumer $32 $7.3 $7.6 $7.1 REIT $3 General commercial $5.4 $5.2 5% $(14) $5.0 $4.9 $(35) Power & utilities $4.3 $(38) CRE - investor 10% $7.3 $8.3 $8.3 $5.7 $6.3 $(41) Residential mortgage $(106) Oil & gas $1.4 $1.4 $1.3 $1.3 $1.3 3Q 2015 3Q 2016 3Q 2017 3Q 2018 3Q 2019 Commercial & business Commercial real estate Residential mortgage Home equity & other consumer 5

COMMERCIAL LOAN MANAGEMENT1 De-risking of the oil & gas portfolio is nearly complete; CRE has rebounded Commercial Loans as a Oil & Gas Loans Commercial Real Estate Percentage of Total Loans ($ in millions) ($ in billions) 60% 58% 58% 59% 59% $6.9 $7.0 $7.1 23% 22% 22% 22% 23% $6.7 $6.7 3.3% 2.8% 2.6% 3.2% 3.3% $731 $747 $754 $657 32% 33% 34% 34% 34% $582 $5.3 $5.1 $5.1 $5.2 $5.2 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 CB&L (excluding oil & gas loans) CRE unfunded commitments Oil & gas loans CRE total outstanding balance CRE total outstanding balance 1All values as of period end. 6

DEPOSIT PORTFOLIO TRENDS Loan to deposit ratio is 93%, within its historical range, giving deposit pricing flexibility Average Quarterly Deposits Average Funding Change (from 2Q 2019) ($ in billions) ($ in millions) $25.2 $24.7 $24.6 $25.1 $24.2 Interest-bearing demand $468 Lower- $5.3 $5.0 $5.1 $5.3 cost $5.4 Savings $299 funding +1.0 billion $4.7 $5.0 $5.5 Noninterest-bearing demand $235 $5.0 $4.8 $2.1 $2.3 $1.9 $2.0 $2.6 $(185) Money market Network transactions Higher- $(260) $7.5 $7.4 $7.1 deposits cost $7.1 $6.9 funding -$1.3 $(437) Time deposits billion $3.0 $3.1 $3.1 $3.5 $3.1 $(454) FHLB Advances $2.0 $1.9 $2.2 $2.0 $1.8 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 Noninterest-bearing demand Savings Time deposits Interest-bearing demand Money market Network transaction deposits 7

REPOSITIONING FUNDING1 Reduction of network deposits continues; $250 million of 2.750% Senior Notes called in October 2019 FHLB Advances and Network Quarter-end Low-cost Deposit Mix Transaction Deposits ($ in billions) Checking and Savings represent 55% 27% 23% 21% 11% 6% 12% $3.7 $3.3 Money market Savings $3.2 Noninterest-bearing demand Network transaction deposits $2.9 Interest-bearing demand Time deposits $2.7 $2.6 Quarter-end Low Cost Deposit Mix Trend $1.9 $1.5 55% 51% 52% 50% 49% 3Q 2016 3Q 2017 3Q 2018 3Q 2019 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 FHLB advances Network transaction deposits Noninterest-bearing demand, interest-bearing demand, and savings deposits as a percentage 8 1Period-end values. of total deposits

INVESTMENT SECURITIES PORTFOLIO TRENDS Taxable securities portfolio is a source of funds and is expected to continue to shrink through 1Q 2020 Portfolio1 and Yield Trends (Quarterly) Investments / Average Earning Assets ($ in billions) 3.73% 3.74% 3.77% 3.78% 24% 3.68% 23% 23% 22% 20% 2.26% 2.29% 2.34% 2.36% 2.33% $6.9 $6.8 $6.8 $6.5 $6.0 3Q 2015 3Q 2016 3Q 2017 3Q 2018 3Q 2019 $1.6 $1.7 $1.8 $1.9 $1.9 Portfolio Fair Value Composition Agency Agency CMBS MBS $5.3 $5.1 $5.0 32% $4.5 7% $4.0 ABS Municipals 5% 34% Agency CMOs Other <1% 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 21% Tax-exempt securities Taxable securities 9 1Average balances.

NET INTEREST INCOME AND YIELDS — QUARTERLY TRENDS Deposit costs have peaked, but we expect near-term margins will continue to compress Net Interest Income and Net Interest Margin Average Yields ($ in millions) 5.51% 3.02% 5.19% 5.19% 2.92% 2.90% 2.87% 4.98% 4.92% 2.81% 4.78% 4.86% 4.79% $224 4.56% 4.49% $219 3.45% 3.52% 3.54% 3.47% $7 $216 $214 3.29% $5 $2 $3 $206 $2 2.78% 2.81% 2.81% 2.61% 2.70% 1.54% 1.39% 1.51% 1.44% $214 $217 $214 $211 1.26% $204 1.30% 1.35% 1.23% 1.03% 1.14% 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 Acquisition related prepayments and purchased loan Commercial real estate loans Investments and other accretion, net Commercial and business Total interest-bearing Net interest income, net of acquisition related lending loans liabilities prepayments and purchased loan accretion Net interest margin Total residential mortgage Total interest- loans bearing deposits 10

GROWING AND DIVERSIFIED BUSINESS MODEL Mortgage banking and wealth management benefitting from current environment Noninterest Income Mortgage Banking, Net2 ($ in millions) ($ in millions) $27 $24 $25 $101 $16 $17 $95 $86 $88 $80 YTD 15 YTD 16 YTD 17 YTD 18 YTD 19 Wealth Management Fees2,3 ($ in millions) $62 $62 $74 $74 $49 $47 $50 $64 $66 $66 3Q 2015 3Q 2016 3Q 2017 3Q 2018 3Q 2019 YTD 15 YTD 16 YTD 17 YTD 18 YTD 19 Fee-based revenue1 1A non-GAAP financial measure, fee-based revenue is the sum of insurance commissions and fees, wealth management fees, service charges and deposit account fees, card-based fees, and other fee-based revenue. Please refer to the appendix for a reconciliation of fee-based revenue to total noninterest income. 11 2Figures are for the first nine months of the years indicated. 3Wealth management includes trust and asset management fees, and brokerage commissions and fees.

OVERALL EXPENSE EFFICIENCY

Automation and consolidations are driving better efficiency over time

Efficiency Drivers	Enhanced Automation	Branch Consolidations	Operational Efficiencies

Noninterest Expense

($ in millions)



$204
$2
$202
$193¹
$194
$192
$1
$191
$198
$4
$194
$201
$2
$199
3Q18
4Q18
1Q19
2Q19
3Q19
Acquisition related costs
All other noninterest expenses

Efficiency Ratio[2,3]



70%
68%
68%
66%
66%
64%
68%
63%
64%
62%
YTD 15
YTD 16
YTD 17
YTD 18
YTD 19
Federal Reserve efficiency ratio
Adjusted efficiency ratio

Restructuring Plan

- Expect 4Q 2019 restructuring charges of ~$3 million
- Anticipate restructuring will result in flat to modestly lower noninterest expense in 2020, including First Staunton costs

[1]Includes $1 million of acquisition related cost recovery.
[2]The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The adjusted efficiency ratio, which is a non-GAAP financial measure, is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization and acquisition related costs, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and acquisition related costs. Refer to the appendix for a reconciliation of the Federal Reserve efficiency ratio to the adjusted efficiency ratio.
[3]Figures are for the first nine months of the years indicated.

12

INVESTING IN CUSTOMER TECHNOLOGY

Digital first strategies remain our highest priority investments

Retail Customer Focused Enhancements

- New mobile app received 4.7-star rating with ~10,000 reviews[1]
- Zelle P2P implemented March 2019
  - Provides intuitive, real-time payment capability via Associated's mobile app and online banking platforms
- Mobile mortgage application and digital appointment scheduling capability implemented June 2019

Commercial Client Focused Upgrades

- Cash management (ACI) upgrade completed with full customer base migration in August 2019
  - New core online and mobile banking platform provides refreshed portal experience
  - Desktop, mobile and tablet device support



Associated Bank
MOBILE
Zelle
blend

Digital Adoption and Digital Deposits

Digital Adoption[2]



53%
55%
57%
57%
58%
59%
59%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19

Digital Deposits[3]



28%
30%
31%
32%
32%
34%
34%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19

[1]Mobile application reviews on a leading platform as of October 30, 2019.
[2]Online and mobile customers as a percentage of all retail customers with a primary checking account at period end.
[3]SnapDeposits and ATM deposits as a percentage of all consumer deposits at period end.

13

CAPITAL PRIORITIES Committed to a consistent capital management philosophy 2with rigorous capital discipline Quarterly $23.0 $23.3 $20.9 Funding Average Loans $20.1 ($ in billions) 1. Organic Highest Priority $18.5 Growth 3Q15 3Q16 3Q17 3Q18 3Q19 Quarterly $0.17 $0.15 Paying a Commitment Dividends $0.11 $0.12 30%-40% $0.10 2. Competitive dividend payout Dividend ratio 3Q15 3Q16 3Q17 3Q18 3Q19 Opportunistic, . Bank Mutual (45% cost savings) Investing 3. in-market, efficiency . Huntington WI Branch Acq. (45% expected cost savings) Externally driven acquisitions . First Staunton Bancshares1 (35% expected cost savings) Share $259 Disciplined Repurchases $240 Repurchasing maintenance of ($ in millions) $130 4. 2 $93 Shares TCE ratio $20 $37 >7% 2014 2015 2016 2017 2018 20193 1Expected to close in February 2020. 2The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. The TCE ratio is a non-GAAP financial measure and has been included as it is considered to be a critical metric used to analyze and evaluate financial condition and capital strength. 14 3Through 10/24/19. Includes $60 million of shares repurchased in 3Q 2019.

CURRENT EXPECTED CREDIT LOSSES (CECL)

Our current capital levels and expected earnings should allow us to readily absorb the anticipated CECL impact

CECL Adoption in 1Q 2020

- **Life-of-loan CECL reserves** will be driven by our portfolio characteristics, risk-grading, economic outlook, and methodology
- **Key Methodology Assumptions**
  - Leverages existing probability of default / loss given default framework and DFAST systems
  - Forecast components include
    - 1-year reasonable and supportable forecast period
    - 1-year straight-line reversion to historical losses
    - Single-path economic forecast
- **Most significant impacts**:
  - Economic uncertainty
  - Longer-maturity portfolio (CRE & Consumer) impacts
  - Unfunded commitment exposure

Expected Impact to ACL[1] in 1Q 2020

- **30%-40% increase to ACL from year-end 2019 levels**
- **Net, after-tax, reduction in expected Tangible Common Equity ratio of ~25 bps**

By Portfolio[2]


CRE
44%
Consumer
47%
Commercial and
business lending
9%

By Factor[3]


Economic
uncertainty
52%
Unfunded
reserve
22%
Other
factors
12%
Acqusition
portfolios
14%

[1]Allowance for Credit Losses.
[2]By lending portfolio, excluding acquired portfolios.
[3]Includes acquired portfolios.

15

CREDIT QUALITY – QUARTERLY TRENDS Continued benign credit environment with stable provision outlook in 4Q 2019 Potential Problem Loans1 Nonaccrual Loans1 ($ in millions) ($ in millions) $236 $250 $241 $166 $154 $156 $167 $133 $128 $129 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 Net Charge Offs and Provision Allowance for Loan Losses to Loans1 ($ in millions) $20 $12 $13 $8 1.03% 1.04% 1.02% 1.00% $7 $6 0.94% $2 $0 $1 $(5) 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 Total net charge offs Provision for credit losses 16 1At period end.

APPENDIX

FNB STAUNTON TRANSACTION SUMMARY

Seller: First Staunton Bancshares

Transaction Value:
- ~$76 million for franchise
- ~1.30x 1Q 2019 reported tangible book value
- ~4% deposit premium

Consideration: 100% cash

Assets Purchased:
- Nine branches
- ~$350 million of loans

Deposits Assumed:
- ~$440 million
- ~30,000 customer accounts

Closing and Conversion:
- Closing and conversion anticipated in February 2020



Staunton
Alton
Bethalto
Edwardsville
MISSOURI
St. Louis
Belleville
ILLINOIS
Associated Bank
FNB in Staunton

Source: S&P Global Market Intelligence

18

ACQUISITIONS

	Huntington completed…	*…and Staunton up next*
Delivering on Our Strategy	☑ Was an in-market, cost takeout driven depository acquisition	☐ Is an in-market, cost takeout driven depository acquisition
	☑ Filled in network gaps and boosted our network in key locations	☐ Fills in network gaps and boosts our network in key locations
	☑ Further improved branch density and scale across Wisconsin	☐ Further improves branch density and scale in St. Louis market
Enhancing ASB Franchise Value	☑ Expanded into 13 new communities	☐ Expanding into 7 new communities
	☑ Added over 60,000 deposit accounts and 33,000 households	☐ Expected to add over 30,000 deposit accounts and 16,000 loans
	☑ Acquired ~$730 million of granular branch deposits with <1% cost of funds	☐ ~$440 million of granular branch deposits with <1% cost of funds
Financially Attractive	☑ Accretive to efficiency metrics and EPS outlook	☐ Accretive to efficiency metrics and EPS outlook
	☑ Expected 45% cost savings run rate	☐ Approximately 35% cost savings expected on conversion
	☑ Minimal TBV dilution (~1.5%); $34 million net premium	☐ Minimal TBV dilution (<1%); less than 3.5 year TBV earnback expected

19

COMMUNITY, DIVERSITY & SUSTAINABILITY1 We remain committed to initiatives to improve our communities, promote diversity and enhance sustainability Over $900 million in credit $3.6 million in grants to support commitments to support wind, CRA programing at various nonprofit hydroelectric and solar projects organizations since 2012 Provided Diversity & Inclusion 73,920 volunteer hours logged, training for all colleagues and with a value of $1.7 million specialized unconscious bias and management training to more than 240 leaders in 2018 We expect our LED lighting and $797 million in loans helping low- HVAC testing programs will yield to moderate-income (LMI) and $500,000 in annual savings minority families attain home versus 2015 baseline ownership 43% of employees participate in 2020 Women on Boards 6 Colleague Resource Groups 2014-2018 | Winning “W” Company acting to address the unique needs of Associated’s diverse workforce 1Figures are as of and for the year ended December 31, 2018. 20

LOAN STRATIFICATION OUTSTANDINGS AS OF SEPTEMBER 30, 2019 C&BL by Geography Total Loans1 CRE by Geography $8.4 billion $5.2 billion Minnesota 7% Illinois Illinois Illinois 3 Minnesota Texas 25% 16% 10% 14% 9% Other 2 Minnesota Midwest 10% Other 11% 2 Wisconsin Wisconsin Midwest Wisconsin 31% 29% 22% Other 26% Midwest2 13% Other 33% Other Other 17% 17% Texas Texas 7% 5% C&BL by Industry Oil and Gas Lending4 CRE by Property Type $8.4 billion $582 million $5.2 billion Retail Power & Utilities South Texas 18% 16% & Eagle East Texas Real Estate Ford North 13% 16% Louisiana Arkansas Office / Mixed Manufacturing & 15% Use Wholesale Trade Oil & Gas Permian Multi-Family 20% 21% 8% 24% 33% Rockies Finance & 15% Insurance 13% Industrial 14% Bakken 4% Marcellus Utica Appalachia Other 1-4 Family Gulf Shallow Construction Mid- 10% 6% 4% 6% 1Excludes $349 million Other consumer portfolio. Other Continent Hotel / Motel 2 (Onshore (primarily 4% Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. 21 3Principally reflects the oil and gas portfolio. Lower 48) OK & KS) 7% 4Chart based on commitments of $867 million. 5%

RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS ($ IN MILLIONS)

Efficiency Ratio	YTD SEP 15	YTD SEP 16	YTD SEP 17	YTD SEP 18	YTD SEP 19
Federal Reserve efficiency ratio	69.78%	67.51%	65.64%	67.50%	64.18%
Fully tax-equivalent adjustment	(1.38)%	(1.32)%	(1.27)%	(0.69)%	(0.83)%
Other intangible amortization	(0.34)%	(0.20)%	(0.18)%	(0.64)%	(0.79)%
Fully tax-equivalent efficiency ratio[1]	68.06%	65.99%	64.19%	66.18%	62.58%
Acquisition related costs adjustment	—%	—%	—%	(3.33)%	(0.65)%
Fully tax-equivalent efficiency ratio, excluding acquisition related costs (adjusted efficiency ratio)[1]	68.06%	65.99%	64.19%	62.85%	61.92%

The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. The fully tax-equivalent efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net. The adjusted efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization and acquisition related costs, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and acquisition related costs.

Fee-based Revenue[1]	3Q15	3Q16	3Q17	3Q18	3Q19
Insurance commissions and fees	$18	$19	$20	$22	$21
Wealth management fees	16	16	17	21	21
Service charges and deposit account fees	17	17	16	17	17
Card-based fees and other fee-based revenue	13	13	13	14	16
Fee-based revenue	$64	$66	$66	$74	$74
Other	16	30	20	14	27
Total noninterest income	$80	$95	$86	$88	$101

[1]This is a non-GAAP financial measure. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide greater understanding of ongoing operations and enhance comparability of results with prior periods.

22